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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)


                            ATMOS ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


  TEXAS AND VIRGINIA                  1-10042                 75-1743247
----------------------------      --------------------     -------------------
(State or Other Jurisdiction        (Commission File       (I.R.S. Employer
of Incorporation or                     Number)            Identification No.)
Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                 75240
----------------------------------                         --------------------
(Address of Principal                                         (Zip Code)
 Executive Offices)

                                 (972) 934-9227
                         ------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.

     On August 14, 2002, each of the Principal Executive Officer, Robert W. Best, and Principal Financial Officer, John P. Reddy, of Atmos Energy Corporation, submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ATMOS ENERGY CORPORATION
                                                           (Registrant)



DATE: August 14, 2002                               By: /s/ LOUIS P. GREGORY
                                                        --------------------
                                                       Louis P. Gregory
                                                       Senior Vice President
                                                       and General Counsel

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                                  EXHIBIT INDEX


Item Number
-----------

   99.1      Statement Under Oath of Principal Executive Officer dated
             August 14, 2002

   99.2      Statement Under Oath of Principal Financial Officer dated
             August 14, 2002